Exhibit 10.13
THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT
     This Third Amendment to Revolving Credit and Security Agreement is dated the 17th day of October, 2007, by and among SPI Petroleum LLC, a Delaware limited liability company (the “Parent”), Maxum Petroleum, Inc. (f/k/a Global Petroleum, Inc.), a Delaware corporation (“MPI”), Pecos, Inc., a California corporation (“PI”), General Petroleum Corporation, a California corporation (“GPC”), Rainier Petroleum Corporation, a Washington corporation (“RPC”), Sedro-Woolley Holdings Corporation, a Washington corporation (“SWHC”), G.P. Atlantic, Inc., a South Carolina corporation (“GPAI”), Simons Petroleum, Inc., a Texas corporation (“SPI-TX”), Simons Petroleum, Inc., an Oklahoma corporation (“SPI-OK”), Hartney Fuel Oil Co., an Illinois corporation (“HFOC”), Petroleum Supply Company, Inc., an Illinois corporation (“PSCI”), Hartney Brothers, Inc., an Illinois corporation (“HBI”), SPI Acquisition LLC, a Delaware limited liability company (“SPIA”), ETI Acquisition LLC, a Delaware limited liability company (“ETIA”), Canyon State Oil Company, Inc., an Arizona corporation (“CSOC”), Petroleum Products, Inc., a West Virginia corporation (“PPI”), Petroleum Transport, Inc., a West Virginia corporation (“PTI”), and Petroleum Fueling, Inc., a West Virginia corporation (“PFI”) (the Parent, MPI, PI, GPC, RPC, SWHC, GPAI, SPI-TX, SPI-OK, HFOC, PSCI, HBI, SPIA, ETIA, CSOC, PPI, PTI and PFI are each, a “Borrower” and collectively, the “Borrowers”), by PNC Bank, National Association (“PNC”), and the other financial institutions from time to time party thereto (PNC and the other financial institutions are each, a “Lender” and collectively, the “Lenders”), PNC as agent for the Lenders (in such capacity, the “Agent”), JPMorgan Chase Bank, N.A. (“JPMorgan”), Bank of America, N.A. (“BOA”), The CIT Group/Business Credit, Inc. (“CIT”), LaSalle Business Credit LLC (“LaSalle”), and Wells Fargo Foothill, LLC (“Wells Fargo”), as co-documentation agents for the Lenders (Wells Fargo, JPMorgan, BOA, CIT and LaSalle are collectively, the “Co-Documentation Agents”) (the “Third Amendment”).
W I T N E S S E T H:
     WHEREAS, the Borrowers (excluding PPI, PTI and PFI), the Lenders, the Agent and the Co-Documentation Agents entered into that certain Revolving Credit and Security Agreement, dated September 18, 2006, as amended by that certain (i) First Amendment, dated October 26, 2006, by and among the Borrowers (excluding PPI, PTI and PFI), the Lenders, the Agent and the Co-Documentation Agents, and (ii) Second Amendment to Revolving Credit and Security Agreement, dated May 1, 2007, by and among the Borrowers, the Lenders, the Agent and the Co-Documentation Agents (as further amended, modified, supplemented or restated from time to time, the “Loan Agreement”); and
     WHEREAS, the Borrowers desire to amend certain provisions of the Loan Agreement and the Lenders and the Agent shall permit such amendments pursuant to the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning herein as in the Loan Agreement unless the context clearly indicates otherwise.
     2. Section 1.2 of the Loan Agreement is hereby amended by deleting the following definition in its entirety and replacing it with the following:
     “Acquisition Agreements” shall mean the collective reference to the Pecos Acquisition Agreement, the Canyon Acquisition Agreement, the Total Petroleum Acquisition Agreement, the Farmington Acquisition Agreement and all other acquisition agreements executed in connection with Permitted Acquisitions.
     3. Section 1.2 of the Loan Agreement is hereby amended by inserting the following definitions:
     “Farmington” shall mean Farmington Oil Company, a New Mexico corporation.
     “Farmington Acquisition” shall mean the acquisition by SPI-OK of certain of the business and operating assets of Farmington pursuant to the terms of the Farmington Acquisition Agreement.
     “Farmington Acquisition Agreement” shall mean the Asset Purchase Agreement, by and among Farmington, SPI-OK and the other Persons that are parties thereto.
     “MPI” shall mean Maxum Petroleum, Inc. (f/k/a Global Petroleum, Inc.), a Delaware corporation.
     “SPI-OK” shall mean Simons Petroleum, Inc., an Oklahoma corporation.
     4. Section 2.1(a)(y)(i)(A)(1) of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:
(1)	Advances relating to Extended Term Receivables shall not exceed $30,000,000 outstanding at any time and

     5. Section 4.16 of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:
          4.16 Inventory.
     If and to the extent any Inventory held for sale or lease has been produced by any Borrower, it has been and will be produced by such Borrower in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.
     6. The first sentence of Section 5.5(a) of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:
     The pro forma balance sheet of Borrowers and their consolidated Subsidiaries on a consolidated basis at the Parent level (the “Pro Forma Balance Sheet”) when furnished to Agent in accordance herewith shall reflect the consummation of the transactions contemplated by the Pecos Acquisition Agreement, the Canyon Acquisition Agreement and the Total Petroleum Acquisition Agreement, under this Agreement and under the JPM Credit Agreement (collectively being referred to herein as the “Transactions”) and shall fairly reflect in all material respects the financial condition of Borrowers and their consolidated Subsidiaries on a consolidated basis as of the Second Amendment Closing Date after giving effect to the Transactions, and is to be prepared in accordance with GAAP (subject to the absence of footnotes, the application of SFAS 133 and 130 and normal year-end audit adjustments).
     7. Section 7.1(a)(ii)(G) of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:
          (G) immediately prior to and after giving effect to such Permitted Acquisition (including the payment of any prospective portion of the purchase price or earn-outs), merger or consolidation, except the Total Petroleum Acquisition and the Farmington Acquisition, the Borrowers shall have in excess of Fifty Million and 00/100 Dollars ($50,000,000.00) of Undrawn Availability;
     8. Section 7.1(a)(ii)(I) of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:
          (I) the Aggregate Consideration paid by any such Borrower for all such Permitted Acquisitions, mergers or consolidations, excluding the Total Petroleum Acquisition and the Farmington Acquisition, shall not exceed Twenty Million and

00/100 Dollars ($20,000,000.00) in the aggregate in any fiscal year of the Borrowers and Fifty Million and 00/100 Dollars ($50,000,000.00) in the aggregate during the Term.
     9. Section 7.4 of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:
          7.4 Investments.
     Except as permitted under Section 7.1(a), purchase or acquire obligations or stock of, or any other interest in, any Person, except (any of the following is referred to herein as a “Permitted Investment”): (a) obligations issued or guaranteed by the United States of America or any agency thereof, (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating), (c) certificates of time deposit and bankers’ acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency, (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof, (e) (i) investments in Borrowers; and (ii) investments in Subsidiaries of Borrowers in the ordinary course of business and if and only if any such Subsidiaries are Loan Parties, (f) investments in Excluded Foreign Subsidiaries in an aggregate amount not to exceed $6,000,000, (g) investments in newly created Securitization Subsidiaries contemplated by the Securitization Documents to the extent reasonably required thereby, (h) other investments in existence on the Closing Date and described in Schedule 7.4, (i) investments comprised of notes payable, or stock or other securities issued by account debtors to such Borrower pursuant to negotiated agreements with respect to settlement of such account debtor’s Receivables, with all of the foregoing arising in the ordinary course of business of Borrower, (j) loans to employees, officers, and directors to buy equity interests in Parent as long as no cash is transferred to any such Persons in connection with the making of such loans, (k) investments received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, and other disputes with, customers and suppliers, with all of the foregoing arising in the ordinary course of business of Borrower, (l) investments consisting of endorsements for collection or deposit in the ordinary course of business and with respect to negotiable instruments for collection,

(m) investments consisting of non-speculative hedging agreements relating to the sale and purchase of fuel inventory in the ordinary course of business of the Borrowers and otherwise consistent with their past business practices, (n) securities and other investments that Borrowers may acquire in connection with disposition of assets that are permitted hereunder as long as all conditions attendant to any such permitted transaction are and remain satisfied, (o) loans or investments in an amount otherwise permitted to be used for distributions hereunder (and with a commensurate reduction of any such amount permitted for distributions, as long as the recipient of the loan or investment is the same party that would be eligible to receive distributions pursuant to the terms and conditions hereof, (p) investments otherwise permitted by Section 7.5 hereof and (q) other investments not exceeding $1,000,000 in the aggregate in any fiscal year of the Borrowing Agent as long as no Default is in existence prior to the making thereof or would otherwise rise thereupon.
     10. The first sentence of Section 9.7 of the Loan Agreement is hereby deleted in its entirety and in its stead is inserted the following:
          Furnish Agent within one hundred (100) days after the end of each fiscal year of Borrowers (except in case of the fiscal year of the Borrowers ended (y) June 30, 2006, within one hundred thirty (130) days after the end of such fiscal year of the Borrowers and (z) June 30, 2007, within one hundred sixty (160) days after the end of such fiscal year of the Borrowers), financial statements of Borrowers on a consolidated basis, at the Parent level, including, but not limited to, statements of income and stockholders’ equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, including supplemental schedules to reflect the consolidating balance sheet and statement of income, all prepared in accordance with GAAP (subject to the standards in Section 6.9 hereof) and reported upon without qualification by an independent certified public accounting firm selected by Borrowers and satisfactory to Agent (the “Accountants”).
     11. The schedules to the Loan Agreement are hereby amended, such that the information set forth on each of the correspondingly numbered schedules to the Loan Agreement shall be supplemented by the addition thereto of the information set forth on the correspondingly numbered schedules attached hereto as Attachment B, as appropriate and, if necessary.

     12. The provisions of Sections 2 through 11 of this Third Amendment shall not become effective until the Agent has received the following items, each in form and substance reasonably acceptable to the Agent and its counsel:
(a) this Third Amendment, duly executed by each of the Borrowers and each of the Lenders;
(b) the documents and conditions listed in the Preliminary Closing Agenda set forth on Attachment A attached hereto and made a part hereof;
(c) payment of all fees and expenses owed to the Agent and its counsel in connection with this Third Amendment; and
(d) such other documents as may be reasonably requested by the Agent.
     13. Each Borrower hereby reconfirms and reaffirms each of the representations and warranties made by it in or pursuant to the Loan Agreement and any related documents to which it is a party, and each of the representations and warranties made to the Lenders contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Loan Agreement or any related agreement, are true and correct in all material respects on and as of such date as if made on and as of such date, other than such representations and warranties relating to a specific earlier time and in such case such representations and warranties shall continue to be true in all material respects as of such earlier date, except as such representations and warranties may have heretofore been amended, modified or waived in writing in accordance with the Loan Agreement.
     14. Each Borrower acknowledges and agrees that each and every document, instrument or agreement, which at any time has secured the Obligations including, without limitation, the Loan Agreement and the Mortgages hereby continue to secure the Obligations.
     15. Each Borrower hereby represents and warrants to the Lenders and the Agent that (i) such Borrower has the full power, authority and legal right to enter into this Third Amendment and to perform all its respective Obligations hereunder, (ii) the officers of such Borrower executing this Third Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof, (iii) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof and of the Loan Agreement and all documents executed or to be executed therewith (a) are within such Borrower’s corporate powers, have been duly authorized, are not in contravention of law or the terms of such Borrower’s by-laws, certificate of incorporation, operating agreement or other documents relating to such Borrower’s formation, all as applicable, or to the conduct of such Borrower’s business or of any material agreement or undertaking to which such Borrower is a party or by which such Borrower is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Borrower under the provisions of any agreement, charter document, operating agreement, instrument, by-law, or other instrument to which such Borrower is a party or by which it or its property may be bound, and (iv) this Third Amendment, the Loan Agreement and the documents executed or to be executed by such Borrower in connection herewith or therewith constitute the legal, valid and binding obligations of such Borrower enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.
     16. Each Borrower represents and warrants that (i) no Event of Default has occurred and is continuing under the Loan Agreement, nor will any occur as a result of the execution and delivery of this Third Amendment or the performance or observance of any provision hereof and (ii) it presently has no known claims or actions of any kind at law or in equity against the Lenders or the Agent arising out of or in any way relating to the Loan Agreement or the Other Documents.
     17. Each reference to the Loan Agreement that is made in the Loan Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Loan Agreement as amended hereby.
     18. The agreements contained in this Third Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Loan Agreement and the Other Documents shall remain in full force and effect. This Third Amendment amends the Loan Agreement and is not a novation thereof.
     19. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.
     20. This Third Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the State of New York without regard to the principles of the conflicts of law thereof. Each Borrower hereby consents to the jurisdiction and venue of any federal or state court located in the County of New York, State of New York with respect to any suit arising out of or mentioning this Third Amendment.
[INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized officers the day and year first above written.

SPI Petroleum LLC, a Delaware limited liability company
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Maxum Petroleum, Inc., a Delaware corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Simons Petroleum, Inc., a Texas corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Simons Petroleum, Inc., an Oklahoma corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

SPI Acquisition LLC, a Delaware limited liability company
By:	SPI Petroleum LLC
Its:	Managing Member
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

ETI Acquisition LLC, a Delaware limited liability company
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Hartney Fuel Oil Co., an Illinois corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Hartney Brothers, Inc., an Illinois corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Petroleum Supply Company, Inc., an Illinois corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Canyon State Oil Company, Inc., an Arizona corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Pecos, Inc., a California corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

General Petroleum Corporation, a California corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Rainier Petroleum Corporation, a Washington corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Sedro-Woolley Holdings Corporation, a Washington corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

G.P. Atlantic, Inc., a South Carolina corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Petroleum Products, Inc., a West Virginia corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Petroleum Transport, Inc., a West Virginia corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

Petroleum Fueling, Inc., a West Virginia corporation
By:	/s/ Michel Salbaing
Name:	Michel Salbaing
Title:	Treasurer

PNC Bank, National Association, as Agent and as Lender
By:	/s/ Terrance O. McKinney
Name:	Terrance O. McKinney
Title:	Vice President

JPMorgan Chase Bank, N.A., as Co-Documentation Agent and as Lender
By:	/s/ J. Devin Mock
Name:	J. Devin Mock
Title:	Vice President

LaSalle Business Credit LLC, as Co-Documentation Agent and as Lender
By:	/s/ Elizabeth J. Mitchell
Name:	Elizabeth J. Mitchell
Title:	AVP

Bank of America, N.A., as Co-Documentation Agent and as Lender
By:	/s/ Brian J. Wright
Name:	Brian J. Wright
Title:	SVP

The CIT Group/Business Credit, Inc., as Co-Documentation Agent and as Lender
By:	/s/ Mark Long
Name:	Mark Long
Title:	Vice President

Wells Fargo Foothill, LLC, as Co-Documentation Agent and as Lender
By:	/s/ David Hill
Name:	Davil Hill
Title:	Vice President

Comerica Bank, as Lender
By:	/s/ Keith Nichols
Name:	Keith Nichols
Title:	Vice President

North Fork Business Capital, as Lender
By:	/s/ Todd Kemme
Name:	Todd Kemme
Title:	Vice President